Filed Pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226

21Shares 2x Long Dogecoin ETF
(Ticker Symbol: TXXD)
(the “Fund”)

August 12, 2026

Supplement to the Fund’s Prospectus and Statement of Additional Information
each dated April 30, 2026, as supplemented

The Board of Trustees of Listed Funds Trust (the “Trust”) has approved a reverse stock split of the issued and outstanding shares of 21Shares 2x Long Dogecoin ETF (the “Fund”). After the close of trading on the Nasdaq Stock Market, LLC (the “Exchange”) on or after September 4, 2026 (the “Effective Date”), the Fund will effect a reverse split of its issued and outstanding shares as follows:

Name	Reverse Split Ratio (New to Old Shares)	Approximate decrease in total number of outstanding shares
21Shares 2x Long Dogecoin ETF	1:10	90%
The ticker symbol for the Fund will not change, but effective after the close of the market on the Effective Date, the Fund’s CUSIP will change as noted in the table below:

Name	Old CUSIP	New CUSIP
21Shares 2x Long Dogecoin ETF	53656G 175	53656H 553
As a result of this reverse split, every 10 shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of issued and outstanding shares for the Fund will decrease by approximately 90%. In addition, the per share net asset value (“NAV”) and the next day’s opening market price will be approximately 10 times higher. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on or after September 8, 2026.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The reverse share split provides shareholders of the Fund with fewer shares of the Fund, but the value of a shareholder’s investment in the Fund will not change as a result of the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences, or privileges associated with the Fund’s issued and outstanding shares.

The table below illustrates the effect of a hypothetical one-for-10 reverse split anticipated for the Fund. As a hypothetical, these numbers are not based on actual prices or yields of the Fund and therefore should not be considered or relied upon when evaluating the Fund as an investment.

	# of Shares Owned	HYPOTHETICAL ETF NAV	Value of Investment (Based on Hypothetical NAV)
Before Reverse Split	1,000	$10.00	$10,000.00
After Reverse Split	100	$100.00	$10,000.00

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the Exchange. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for holders of the Fund shares. No transaction fee will be imposed on shareholders for such redemption.

Please retain this Supplement for future reference.

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